NATIXIS OAKMARK FUND

Supplement dated May 1, 2014 to the Summary Prospectus of Natixis Oakmark Fund (the “Fund”), dated May 1, 2014, as may be revised and supplemented from time to time.

Effective July 1, 2014, the Fund’s “Investment Goal” is amended and restated as follows:

The Fund seeks long-term capital appreciation.